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                                                               Exhibit 23.2
                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 registration statement of our report dated October 24, 1991, included or incorporated by reference in the Company's Form 10-K for the year ended September 30, 1993, and to all references to our Firm included in this registration statement.




                                ARTHUR ANDERSEN L.L.P.





Hartford, Connecticut
October 27, 1994